Exhibit 10.5 - Part 1

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT
dated 19 June 2015
to the
USD 420,000,000
TERM LOAN AND REVOLVING CREDIT FACILITIES AGREEMENT
originally dated 28 December 2012 and as previously amended pursuant to amendment agreements dated 28 February 2014, 31 October 2014 and 29 December 2014, respectively for
Seadrill Polaris Ltd. (previously SFL West Polaris Limited)

as Borrower

Seadrill Limited
as Parent

Ship Finance International Limited
as Retiring Guarantor

The companies named therein
as Guarantors

Provided by

The banks and financial institutions named herein
as Lenders

with
DNB Bank ASA and Nordea Bank AB, London Branch
as Bookrunners

and

The banks and financial institutions named herein
as Mandated Lead Arrangers

and

DNB Bank ASA
as Agent

www.bahr.no

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CONTENTS
Clause	Page
1.DEFINITIONS AND INTERPRETATIONS    4
2.CONDITIONS PRECEDENT    4
3.REPRESENTATIONS AND WARRANTIES    5
4.AMENDED FACILITY AGREEMENT     5
5.RELEASE OF SECURITY     5
6.CONTINUING OBLIGATIONS 5
7.COSTS AND EXPENSES 6
8.MISCELLANEOUS 6
9.GOVERNING LAW 6

Schedule 1 CONDITIONS PRECEDENT
Schedule 2 AMENDED AND RESTATED FACILITY AGREEMENT

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THIS AMENDMENT AND RESTATEMENT AGREEMENT (THE “AGREEMENT”) is dated 19 June 2015 and made between:

(1)	Seadrill Polaris Ltd.,(previously SFL West Polaris Limited), organisation number 41813 of Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, HM08, Bermuda as borrower (the “Borrower”);

(2)	Seadrill Limited, of Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, HM08, Bermuda, organisation number 36832, as parent and guarantor (the “Parent” and/or a “Guarantor”);

(3)	Ship Finance International Limited of Par-la-Ville Place, 14 Par-la-Ville Road, Hamilton, HM08, Bermuda, as retiring guarantor (the “Retiring Guarantor”);

(4)
The companies listed as Intra-Group Charterers or otherwise identified as Guarantors in Schedule 2 (Borrower and Guarantors) to the Amended Facility Agreement, as joint and several guarantors (each a “Guarantor”, together with the Parent, the “Guarantors”);

(5)
The banks and financial institutions listed as Mandated Lead Arrangers in Schedule 1 (Lenders and Commitments) of the Amended Facility Agreement, as mandated lead arrangers (the “Mandated Lead Arrangers”).

(6)	Deutsche Bank AG and Nordea Bank Finland Plc. as hedge counterparties (the “Hedge Counterparties”);

(7)	DNB Bank ASA and Nordea Bank AB, London Branch as bookrunners (the “Bookrunners”); and

(8)	DNB Bank ASA of Dronning Eufemias gate 30, 0191 Oslo, Norway as agent (the “Agent”).
WHEREAS:

(A)
Pursuant to the term loan and revolving credit facilities agreement originally dated 28 December 2012, as amended, inter alia, by amendment agreements dated 28 February 2014, 31 October 2014 and 29 December 2014, respectively, and entered into by, inter alia, the Borrower as borrower, the Retiring Guarantor as guarantor, the Parent as charter guarantor, and DNB Bank ASA as agent, the Lenders (as defined therein) made available to the Borrower USD 420,000,000 senior secured credit facilities pursuant to the terms of the said agreement (the “Original Facility Agreement”).

(B)
Pursuant to a letter dated 12 December 2014, the ownership of the Borrower was transferred from the Retiring Guarantor to the Parent. Pursuant to a request letter dated 6 March 2015 (the “Request Letter”), the Borrower has requested that the Retiring Guarantor be released from its obligation as guarantor pursuant to the Original Facility Agreement.

(C)
In the Request Letter, the Borrower has further requested that the ownership of the Borrower is transferred from the Parent to the company “Seadrill Operating LP”, which is incorporated in the Marshall Islands.

(D)
Subject to the terms and conditions of this Agreement, the Lenders consent to the requests set out in the Request Letter, and the Original Facility Agreement shall be amended and restated in the form as set out in Schedule 2 (Form of Amended and Restated Facility Agreement).

NOW THEREFORE, it is hereby agreed as follows:
DEFINITIONS AND INTERPRETATIONS
Definitions
In this Agreement, unless the context otherwise requires:
“Amended Facility Agreement” means the Original Facility Agreement, as amended and restated by this Agreement in the form set out in Schedule 2 (Amended and Restated Facility Agreement) hereto.
“Effective Time” means the date defined as such in Clause 2 of this Agreement.
“Obligors” means the Borrower and the Guarantors and an Obligor means any of them.
“Seadrill Partners LLC Guarantee” means a separate guarantee provided by Seadrill Partners LLC in favour of the Finance Parties, whereby Seadrill Partners LLC guarantees for the Obligors’ obligations under the Finance Documents, in form and substance satisfactory to the Agent (on behalf of the Finance Parties), limited to the amount of USD 420,000,000.
“Share Charge” means the first priority charge over all the shares, equity interests or membership interest (as applicable) of the Borrower, granted or to be granted by Seadrill Operating LP, replacing the share charge currently provided by the Parent as security for the Obligors' obligations under the Finance Documents in form and substance satisfactory to the Agent (on behalf of the Finance Parties).
Incorporation of defined terms and Clauses
Unless the context otherwise requires, a term defined in the Original Facility Agreement has the same meaning when used in this Agreement.
The principles of construction set out in the Amended Facility Agreement shall have effect as if set out in this Agreement.
In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause of or a Schedule to this Agreement
CONDITIONS PRECEDENT
The provisions of Clause 4 (Amended Facility Agreement) shall be effective from the date the Agent notifies the Borrower and the Lenders that it has received all the documents and other evidence listed Schedule 1 (Conditions Precedent), of this Agreement, each in a form and substance satisfactory to the Agent, (the "Effective Time") acting on behalf of the Lenders. The Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.
REPRESENTATIONS AND WARRANTIES
Each of the Obligors makes the representations and warranties set out in Clause 16 (Representations) of the Original Facility Agreement by reference to the facts and circumstances then existing:
on the date of this Agreement; and
on the Effective Time,
as if references in Clause 16 (Representations) of the Original Facility Agreement were instead to this Agreement and, on the Effective Time, to the Amended Facility Agreement.
AMENDED FACILITY AGREEMENT
With effect from the Effective Time, the Original Facility Agreement shall be amended in the form as set out in Schedule 2 (Amended and Restated Facility Agreement) hereto, and the Finance Parties consents to the amendments as reflected therein.
RELEASE OF SECURITY
With effect from the Effective Time, the following security shall be released:
The Charterer’s Earnings Account Charge; and
the Bareboat Charter Assignment.
The share pledge agreement provided by Seadrill Limited in favour of the Agent in respect of all shares in the Borrower, shall be released or shall be novated to Seadrill Operating LP, thereby releasing Seadrill Limited’s obligations thereunder.
Furthermore, on the Effective Time, the Retiring Guarantor be released from all its obligations under the Finance Documents.
All costs associated with such release shall be for the Borrower’s costs, who shall take all actions necessary to effect such release in order to allow for new corresponding security, where applicable, to be efficiently taken by the Agent.
CONTINUING OBLIGATIONS
Continuing obligations and effect
The provisions of the Amended Facility Agreement and the other Finance Documents (including, but not limited to each and all the securities provided and/or created by each of the Obligors in favour of the Finance Parties under such documents) shall, save as amended by this Agreement, continue in full force and effect. All references in the Original Facility Agreement to "this Agreement", "hereof", "hereby", "hereto" and the like shall mean the Amended Facility Agreement.
Continuing security
Each Obligor confirms, agrees and undertakes, that each and all the securities (including, but not limited to guarantees) provided and/or created by each of the Obligors in favour of the Finance Parties under the Original Facility Agreement and the other Finance Documents shall, save as supplemented or amended by this Agreement, continue in full force and effect as security for the Obligors' obligations and liabilities under the Amended Facility Agreement and the other Finance Documents.
COSTS AND EXPENSES
The provisions of Clause 17 (Costs and expenses) of the Amended Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" are references to this Agreement.
MISCELLANEOUS
Incorporation of terms
The provisions of Clauses 32 (Partial invalidity), 34 (Remedies and waivers), 35.3 (Process Agent), and Clause 35.2 (Jurisdiction) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” and/or the “the Finance Documents” are references to this Agreement.
Additional Finance Document
This Agreement shall constitute a “Finance Document” for the purposes of the Amended Facility Agreement.
GOVERNING LAW
This Agreement shall be governed by Norwegian law and the legal venue shall be as stated in the Amended Facility Agreement.
*    *    *
SIGNATORIES:

The Parent: Seadrill Limited By: /s/Jonas Ytreland Name: Jonas Ytreland Title: VP Treasury and Financing Seadrill Management Ltd
The Borrower:
Seadrill Polaris Ltd.
By: /s/Jonas Ytreland
Name: Jonas Ytreland
Title: VP Treasury and Financing
Seadrill Management Ltd The Retiring Guarantor:
Ship Finance International Limited
By: /s/ Harald Gurvin
Name: Harald Gurvin
Title: Attorney-in-fact

The Agent, Lender, Mandated Lead Arranger, Coordinator and Bookrunner:
DNB Bank ASA
By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg
Title: Attorney in fact Lender, Bookrunner and Mandated Lead Arranger Nordea Bank AB, London Branch By: /s/ Ragnhild Steigberg Name: Ragnhild Steigberg Title: Attorney in fact
The Lenders and Mandated Lead Arrangers: BNP Paribas By: /s/ Ragnhild Steigberg Name: Ragnhild Steigberg Title: Attorney in fact

Deutsche Bank AG Filiale Deutschlandgeschäft By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg
Title: Attorney in fact

Skandinaviska Enskilda Banken AB (Publ) By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg Title: Attorney in fact

Swedbank AB (Publ) By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg Title: Attorney in fact
The Lenders; Credit Agricole Corporate and Investment Bank By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg Title: Attorney in fact
ITF International Transport Finance Suisse AG By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg Title: Attorney in fact

The Hedge Counterparties
Deutsche Bank AG
By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg
Title: Attorney in fact

Nordea Bank Finland Plc.
By: /s/ Ragnhild Steigberg
Name: Ragnhild Steigberg
Title: Attorney in fact

Schedule 1
CONDITIONS PRECEDENT

1.	In respect of the the Borrower, the Parent, Seadrill Partners LLC and Seadrill Operating LP:

(a)	Company Certificate or equivalent;

(b)	Certificate of Incorporation, Articles of Association, Memorandum or equivalent documents;

(c)	resolutions passed at a board meeting (or a shareholders meeting if required by lawyers of the Agent in the relevant jurisdiction), evidencing:

(i)	the approval of the terms of, and the transactions contemplated by, this Agreement; and

(ii)	the authorisation of its appropriate officer or officers or other representatives to execute this Agreement on its behalf;

(d)
(unless granted directly by the board pursuant to the resolutions referred to in item (c) above) powers of attorney to its representative(s) for the execution of the relevant Finance Documents (as required by lawyers of the Agent in the relevant jurisdiction);

(e)
specimen signatures of the person(s) authorised in the resolutions described in items a) and b) above, together with such identification any Lender may reasonably require to satisfy “know-your-customer” requirement applicable to such Obligor; and

(f)	Director’s/ secretary’s certificate confirming true and current copies of documents listed in this Clause 1;

2.	Authorisations
Evidence that all approvals, authorisations and consents required by any government or other authorities for the Obligors and if applicable its subsidiaries to enter into and perform their obligations under any of the Finance Documents shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which, in the opinion of the Agent, restrains, prevents or imposes materially adverse conditions upon the Obligors to enter into and perform their obligations under the Finance Documents.

3.	Finance Documents
Each of the Finance Documents, duly signed by all the relevant parties thereto together with evidence that the security created thereunder is legally perfected on first priority in accordance with the terms of the Finance Documents and applicable laws including, but not limited to;

(a)	The Agreement;

(b)	The Share Charge (or novation of existing share charge);

(c)	The Seadrill Partners LLC Guarantee;

(d)	The Assignment of Earnings, the consent to which shall be obtained on a commercially best effort basis;

(e)	An amendment agreement to the existing Mortgage;

(f)	An amendment agreement to the existing Assignment of Insurances;

(g)	Any other Finance Document; and

(h)	such other amendments to any Security Documents or filings of this Agreement as will be necessary in order to verify that the Security Documents remain in full force and effect.

4.	Miscellaneous

(a)	Evidence that the Borrower has paid, or will pay on the Effective Time, any fees payable in accordance with this Agreement;

(b)	A contract memo from BA-HR on the charter contract between the Borrower and ExxonMobil Deepwater Rig Ltd. for the “West Polaris”;

(c)	A copy of the Contribution Agreement (as defined in the Operating Agreement, which term is defined in the Amended Facility Agreement); and

(d)	Any other documents as reasonably requested by the Agent.

5.	Legal Opinions:

(a)	Legal opinion in form and substance satisfactory to the Lenders relating to Bermuda law issues.

(b)	Legal opinion in form and substance satisfactory to the Lenders relating to Norwegian law issues.

(c)	Legal opinion in form and substance satisfactory to the Lenders relating to Marshall Islands law issues.

(d)	Legal opinion in form and substance satisfactory to the Lenders relating to Panama law issues.

(e)	Any such other favourable legal opinions in form and substance satisfactory to the Lenders from lawyers appointed by the Agent on matters concerning a relevant jurisdiction.
SCHEDULE 2
AMENDED AND RESTATED FACILITY AGREEMENT

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